Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment No. 1 to Project Schedule #1

This Amendment No. 1 to Project Schedule #1, dated as of July 14, 2017 (this “Amendment”), between Blueprint Medicines Corporation (“Blueprint”) and QIAGEN Manchester Limited (“QIAGEN”) amends that certain Project Schedule #1, dated August 22, 2016 (“Project Schedule #1”) to the Master Collaboration Agreement,  dated August 22, 2016, between Blueprint and QIAGEN (together with Project Schedule #1, the “Agreement” or “MCA”).  Blueprint and QIAGEN are each referred to herein as a “Party” and, collectively, as the “Parties.” Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

Recitals

WHEREAS, pursuant to the Agreement, the Parties have agreed to certain activities, timelines and payments related to the development and commercialization of an assay as a companion diagnostic test to identify gastrointestinal stromal tumor patients with the PDGFRα D842V mutation for use with Blueprint’s drug candidate BLU-285; and

WHEREAS, as recommended by the Joint Project Team, the Parties desire to amend certain activities, timelines and payments under Project Schedule #1;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Part B (CDx development and validation) of Section 12 of Project Schedule #1 is hereby deleted in its entirety and replaced as set forth in Exhibit A attached hereto.

2.           The table set forth in Section 13 of Project Schedule #1 under the heading “CDx Development and Validation Milestone Schedule” is hereby deleted in its entirety and replaced as set forth in Exhibit B attached hereto.

3.           The table set forth in Section 14 of Project Schedule #1 under the heading “Pass-Through Cost Estimate for CDx Development and Validation” is hereby deleted in its entirety and replaced as set forth in Exhibit C attached hereto.

4.           Project Schedule #1, as supplemented and modified by this Amendment, constitutes the entire agreement and understanding of the parties thereto with respect to the subject matter thereof and supersedes all prior agreements and understandings relating to such subject matter.

5.           This Amendment shall be effective as of the date first set forth above (the “Amendment Effective Date”).  On and after the Amendment Effective Date, each reference in the Project Schedule #1 to “this Schedule,” “hereunder,” “hereof,” “herein” or words of like

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Confidential and Proprietary Information of Blueprint and QIAGEN

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

import, and each similar reference in the other documents entered into in connection with Project Schedule #1, shall mean and be a reference to Project Schedule #1, as amended hereby.  Except as specifically amended above, the Agreement and Project Schedule #1 shall remain in full force and effect and are hereby ratified and confirmed.

6.           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S.  Federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.           This Amendment shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

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Confidential and Proprietary Information of Blueprint and QIAGEN

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Project Schedule #1 as of the date first set forth above.

Blueprint Medicines Corporation

By:	/s/ Jeffrey W. Albers
Name:	Jeffrey W. Albers
Title:	President and Chief Executive Officer

QIAGEN Manchester Limited

By:	/s/ Douglas Liu
Name:	Douglas Liu
Title:	SVP Global Operations

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Confidential and Proprietary Information of Blueprint and QIAGEN

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit A

Section 12 – Part B (CDx development and validation)

Milestone 11:

Design Control Planning (CDx)

[***]

Milestone 12:

Completion of Design Inputs; Design Input Lock and Design & Development Plan (CDx)

[***]

Milestone 13:

Manufacturing Robustness Study

[***]

Milestone 14:

Manufacturing Transfer and Prototype Batch Production (CDx) required for assay performance studies

[***]

Milestone 15:

CDx Assay Performance Studies Complete

[***]

Milestone 16:

Completion of Verification Batches (Pilot Batches)

[***]

Milestone 17:

System Design Lock

[***]

Confidential and Proprietary Information of Blueprint and QIAGEN

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Milestone 18:

Design Output and Design Verification Lock (Completion of Verification)

[***]

Milestone 19:

Assay Software Available

[***]

Milestone 20:

Completion of Lab Set-up Bridging Study

[***]

Milestone 21:

[***]

Milestone 22:

Design Validation Lock

[***]

Milestone 23 [***]:

PMA Submissions

[***]

Milestone 24:

CE Marking

[***]

Milestone 25:

PMA Approval

[***]

Confidential and Proprietary Information of Blueprint and QIAGEN

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Milestone 26:

Product Implementation

[***]

Confidential and Proprietary Information of Blueprint and QIAGEN

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit B

Section 13 – CDx Development and Validation Milestone Schedule

Milestone	Description	Estimated Completion Date	Milestone Amount ($US)
11	Design Control Planning (CDx)	[***]	[***]
12	Completion of Design Inputs; Design Input Lock and Design & Development Plan (CDx)	[***]	[***]
13	Manufacturing Robustness Study	[***]	[***]
14	Manufacturing Transfer and Prototype Batch Production (CDx) required for assay performance studies	[***]	[***]
15	CDx Assay Performance Studies Complete	[***]	[***]
16	Completion of Verification Batches (Pilot Batches)	[***]	[***]
17	System Design Lock	[***]	[***]
18	Design Output and Design Verification Lock (Completion of Verification)	[***]	[***]
19	Assay Software Available	[***]	[***]
20	Completion of Lab Set-up Bridging Study	[***]	[***]
21	Completion of Reproducibility Study	[***]	[***]
22	Design Validation Lock	[***]	[***]
23	PMA Submissions*
	[***] * Each portion of this milestone will be invoiced separately upon submission of the respective module.	[***]	[***]
24	CE Marking	[***]	[***]
25	PMA Approval	[***]	[***]
26	Product Implementation	[***]	[***]
Total CDx Development and Validation Milestones			[***]

B-1

Confidential and Proprietary Information of Blueprint and QIAGEN

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit C

Pass-Through Cost Estimate for CDx Development and Validation

Name	Description	Estimated Cost ($US)
Reproducibility Studies	Contracting for Reproducibility Studies[***]	[***]
GLP Sequencing	Completion of Clinical Accuracy Study - Outsourced	[***]
GMP Raw materials	Primers & Probes for the development and manufacture of PDGFRα tests. Estimate in HPLC and Mass determination for each oligonucleotide	[***]
Positive control oligos	Long oligonucleotides for the generation of positive controls	[***]
Sample Costs	Procurement of sample will be required to support development. The cost of sample procurement varies depending on the disease tissue of interest.	[***]
Clinical Test Site Monitoring

During the course of the clinical trials monitoring of sites carrying  out clinical testing will be conducted. The number of visits will be  dependent on recruitment rate and site performance. For clarity, the estimated cost per visit includes any travel and accommodation costs incurred during each such visit.

[***]
Travel & Accommodation

During the course of the program, face-to-face Joint Project Team and Joint Steering Committee meetings will take place. The frequency of these meetings will be mutually agreed between QIAGEN and Blueprint in accordance with the MCA.

[***]
Canada Registration	Product implementation together with IVD registration activities and submission fees for Health Canada (Assumes no additional data generation)	[***]
IP	Analyze third party rights for freedom-to-operate of the assay. Does not include licensing fees. – covered under IUO development	[***]
QIAamp DSP DNA FFPE kits	Kits required for sample preparation	[***]
Total Estimated Pass-Through Costs for CDx Development and Validation		[***]

C-1

Confidential and Proprietary Information of Blueprint and QIAGEN